Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the Quartlery Report of Volato Group, Inc., a Georgia corporation (the “Company”), on Form 10- Q for the three months ended March 31, 2024, as filed with the Securities and Exchange Commission (the “Report”), Mark Heinen, Chief Financial Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to her knowledge:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark Heinen
Mark Heinen
Chief Financial Officer

May 15, 2024
[A signed original of this written statement required by Section 906 has been provided to Volato Group, Inc. and will be retained by Volato Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]